Exhibit 31.4

CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT

TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, David Snyder, certify that:

1.	I have reviewed this Amendment No. 1 to the annual report on Form 10-K/A for the period ended December 31, 2024 of Coya Therapeutics, Inc.; and

2.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: April 28, 2025

/s/ David Snyder
David Snyder
Chief Financial Officer
(Principal Financial Officer)